UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

JAGGED PEAK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-31715	91-2007478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 N. Rocky Point Drive, Suite 1250, Tampa, FL 33607

(Address of principal executive offices – zip code)

(800) 430-1312

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 ELECTION OF DIRECTOR OR PRINCIPAL OFFICER

TAMPA, Fla.—(BUSINESS WIRE)—October 12, 2005—Jagged Peak, Inc. (OTC Bulletin Board: JGPK), a global provider of fulfillment logistics, e-commerce, and demand chain management solutions, today announced that it has appointed Andrew J. Norstrud as Chief Financial Officer, effective October 10, 2005. Mr. Norstrud replaces Dan Furlong, who has been acting as the interim Chief Financial Officer. Mr. Furlong will continue in his capacity as Chief Operating Officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated October 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGGED PEAK, INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	Chief Financial Officer

Date: October 12, 2005